                                                                   Exhibit 10.22

                        AGREEMENT AND PLAN OF MERGER

                                     OF

                        NORTHPOINT MERGER SUB, INC.,
                           a Delaware corporation,

                                     AND

                      NORTHPOINT COMMUNICATIONS, INC.,
                           a Delaware corporation


          AGREEMENT AND PLAN OF MERGER (the "Agreement") dated as of March 22, 1999, among NorthPoint Merger Sub, Inc., a Delaware corporation ("Merger Sub"), NorthPoint Communications Holdings, Inc., a Delaware corporation (the "Holding Company"), and NorthPoint Communications, Inc., a Delaware corporation ("NCI").

          WHEREAS, Merger Sub is a corporation duly organized and validly existing under the laws of the State of Delaware. The authorized capital stock of Merger Sub consists of 1,000 shares of Common Stock, $.01 par value per share, of which as of March 22, 1999, there were 100 shares issued and outstanding, all of which are owned by the Holding Company.

     WHEREAS, NCI is a corporation duly organized and validly existing under the laws of the State of Delaware. The authorized capital stock of NCI consists of 110,761,600 shares, 75,000,000 of which are designated "Common Stock," $0.001 par value per share (the "NCI Common Stock"), of which 11,162,113 shares are outstanding, and 35,761,600 of which are designated "Preferred Stock," $0.001 par value per share, of which 17,563,187 shares are designated "Series B Preferred Stock," 16,450,721 of which are outstanding (the "NCI Series B Preferred Stock"), and 18,198,413 shares are designated "Series C Preferred Stock," 18,009,405 of which are outstanding (the "NCI Series C Preferred Stock," and together with the NCI Common Stock and the NCI Series B Preferred Stock, the "NCI Capital Stock").

     WHEREAS, the Holding Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The authorized capital stock of the Holding Company consists of 170,000,000 shares, 125,000,000 of which are designated "Common Stock," $0.001 par value per share (the "Holding Company Common Stock"), none of which are outstanding, and 45,000,000 of which are designated "Preferred Stock," $0.001 par value per share, of which 17,563,187 shares are designated "Series B Preferred Stock," none of which are outstanding (the "Holding Company Series B Preferred Stock"), 18,198,413 shares are designated "Series C Preferred Stock," none of which are outstanding (the "Holding Company Series C Preferred Stock"), 3,640,000 shares are designated "Series D Preferred Stock," none of which are outstanding (the "Holding Company Series D Preferred Stock"), and 3,640,000 shares are designated as "Series D-1 Preferred Stock," none of which are outstanding (the "Holding Company Series D-1 Preferred Stock"). 8,000,000 shares of the Common Stock authorized to be issued are designated as "Class B Common Stock," none of which are outstanding (the "Holding Company Class B Common Stock," and together with the Holding Company Common Stock, the Holding Company Series B Preferred Stock, the
Holding Company Series C Preferred Stock, the Holding Company Series D
Preferred Stock and the Holding Company Series D-1 Preferred Stock, the
"Holding Company Capital Stock").

          WHEREAS, Section 251 of the General Corporation Law of the State of Delaware permits the merger of two business corporations of the State of Delaware.

          WHEREAS, Merger Sub, the Holding Company and NCI and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Merger Sub with and into NCI (the "Merger") pursuant to the provisions of the General Corporation Law of the State of Delaware, whereby, among other things, each issued and outstanding share of NCI Capital Stock will be exchanged and converted into the right to receive shares of Holding Company Capital Stock, upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

                                 ARTICLE I.

                                    TERMS

          Section 1.1. Upon the effective time of the Merger (as defined below), Merger Sub shall be merged with and into NCI pursuant to the provisions of the General Corporation Law of the State of Delaware, with NCI as the surviving corporation (sometimes hereinafter referred to as the "Surviving Corporation"). NCI shall continue to exist under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of Merger Sub shall cease at such effective time in accordance with the provisions of the General Corporation Law of the State of Delaware, and NCI shall succeed, without other transfer, to all of the rights and property of Merger Sub and shall assume all of the liabilities and obligations of Merger Sub.

          Section 1.2. If this Agreement is duly adopted by the requisite vote or written consent of the stockholders entitled to vote thereon of each of Merger Sub and NCI, as provided by the applicable laws of the State of Delaware, this Agreement, executed in accordance with the law of the State of Delaware, shall be filed with the Secretary of State of the State of Delaware. The Merger shall become effective when this Agreement has been filed with the Secretary of State of the State of Delaware, unless this Agreement is previously terminated by the Board of Directors of either Merger Sub or NCI, notwithstanding approval of this Agreement by the stockholders of either or both of Merger Sub or NCI, herein sometimes referred to as the "effective time."

                                 ARTICLE II.

                   CERTIFICATE OF INCORPORATION AND BYLAWS

          Section 2.1. From and after the effective time, the Certificate of Incorporation of NCI shall be amended so that Article IV of NCI's Certificate of Incorporation shall read in its entirety as follows: "The total number of shares of all classes of stock which the Corporation is authorized to issue is 1,000, all of which shall consist of Common Stock, par value $0.001 per share.", and, as so amended, shall be the Certificate of Incorporation of the Surviving Corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

          Section 2.2. The Bylaws of NCI in effect at the effective time of the Merger shall be the Bylaws of Surviving Corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

                                ARTICLE III.

                           OFFICERS AND DIRECTORS

          The directors and officers of NCI in office immediately prior to the effective time of the Merger shall be the directors and officers, respectively of the Surviving Corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Bylaws of the Surviving Corporation.

                                 ARTICLE IV.

                   EFFECT OF THE MERGER ON CAPITAL STOCK;

                          EXCHANGE OF CERTIFICATES

          Section 4.1.   Upon the effective time of the Merger:

          (a) Each share of Common Stock, $0.01 par value per share, of Merger Sub issued and outstanding immediately prior to the effective time shall, by virtue of the Merger and without any action on the part of the holders thereof, be automatically converted into one share of common stock, $0.001 par value per share, of the Surviving Corporation.

          (b) Each share of NCI Capital Stock, $0.001 par value per share, that is (1) owned by NCI as treasury stock, or (2) authorized but unissued, shall, by virtue of the Merger and without any action on the part of Merger Sub or NCI, cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

          (c) Each share of NCI Common Stock issued and outstanding immediately prior to the effective time (other than shares canceled pursuant to clause (b) above) shall, be exchanged and converted into the right to receive one share of Holding Company Common Stock.

          (d) Each share of NCI Series B Preferred Stock issued and outstanding immediately prior to the effective time (other than shares canceled pursuant to clause (b) above) shall, be exchanged and converted into the right to receive one share of Holding Company Series B Preferred Stock.

          (e) Each share of NCI Series C Preferred Stock issued and outstanding immediately prior to the effective time (other than shares canceled pursuant to clause (b) above) shall, be exchanged and converted into the right to receive one share of Holding Company Series C Preferred Stock.

          (f) Each certificate representing any such NCI Capital Stock shall thereafter represent the right to receive a certificate representing the shares of Holding Company Capital Stock into which such NCI Capital Stock have been automatically converted.

          Section 4.2. Following the effective time, the Holding Company shall deliver to each holder of record, other than NCI or any subsidiary of NCI, of a certificate which immediately prior to the effective time represented issued and outstanding shares of NCI Capital Stock (each an "NCI Certificate"), a certificate (a "Holding Company Certificate") representing that number of shares of Holding Company Capital Stock that such holder has the right to receive pursuant to Section 4.1 with respect to such NCI Certificate, against receipt by the Holding Company of (i) such NCI Certificate for cancellation, and (ii) an executed letter of transmittal, and the NCI Certificate so surrendered shall be canceled. In the event of a transfer of ownership of shares of NCI Capital Stock that is not registered on the transfer records of NCI, a Holding Company Certificate representing the proper number of shares of Holding Company Capital Stock may be issued to a transferee if the NCI Certificate representing such NCI Capital Stock is presented to the Holding Company, accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock or other transfer taxes have been paid, Until surrendered as contemplated in this Section 4.2, each NCI Certificate shall be deemed, on and after the effective time, to represent only the right to receive upon such surrender, Holding Company Certificates representing shares of Holding Company Capital Stock as contemplated by Section 4.1, without interest. No fractional shares of Common Stock of the Surviving Corporation shall be issued upon the effective time of the Merger.

          Section 4.3. All shares of Holding Company Capital Stock issued upon the surrender for exchange of shares of NCI Capital Stock in accordance with the terms of this Article IV shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of NCI Capital Stock. If, after the effective time, any NCI Certificate is presented to the Surviving Corporation for any reason, such NCI Certificate shall be canceled and exchanged as provided in this Article IV.

          Section 4.4. Neither the Holding Company, Merger Sub nor the Surviving Corporation shall be liable to any holder of shares of NCI Capital Stock or Holding Company Capital Stock, as the case may be, for shares of Holding Company Capital Stock (or dividends or distributions with respect thereto) to be issued in exchange for NCI Capital Stock pursuant to this Article IV, if such shares are properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          Section 4.5. In the event any NCI Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit to that effect by the record owner claiming such NCI Certificate to be lost, stolen or destroyed and, if required by the Holding Company, the posting by such person of a bond in such amount as the Holding Company may reasonably direct as indemnity against any claim that may be made against it with respect to such NCI Certificate, the Holding Company will issue in exchange for such lost, stolen or destroyed NCI Certificate the shares of Holding Company Capital Stock deliverable in respect thereof pursuant to this Agreement.

                                 ARTICLE V.

                     CONVERSION OF OPTIONS AND WARRANTS

          Section 5.1. At the effective time, each of NCI's then outstanding employee stock options (collectively, the "Options") to purchase NCI Common Stock which have not been exercised or otherwise converted as of the effective time, by virtue of the Merger and without any further action on the part of any holder thereof, shall be assumed by the Holding Company and automatically converted into an option to purchase that number of shares of Holding Company Common Stock equal to the number of shares of NCI Common Stock covered by such Option immediately prior to the effective time, at an exercise price per share of Holding Company Common Stock equal to the exercise price in effect under such Option immediately prior to the effective time, which option to purchase Holding Company Common Stock shall contain the same terms, status as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (if such Option was theretofore an NCI incentive stock option), vesting schedule (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby and otherwise be on substantially the same terms and conditions as set forth in the assumed Option. The parties intend that the assumption and conversion of Options under this Section 5.1 shall meet the requirements of Section 424(a) of the Code and this Section 5.1 shall be interpreted in a manner consistent with such interpretation.

          Section 5.2. At the effective time, each of NCI's then outstanding warrants (collectively, the "Warrants") to purchase NCI Common Stock which have not been exercised or otherwise converted as of the effective time, by virtue of the Merger and without any further action on the part of any holder thereof, shall be assumed by the Holding Company and automatically become exercisable or convertible into that number of shares of Holding Company Common Stock equal to the number of shares of NCI Common Stock covered by such Warrant immediately prior to the effective time, at an exercise price per share of Holding Company Common Stock equal to the exercise price in effect under such Warrant immediately prior to the effective time, which Warrant shall be on substantially the same terms and conditions as set forth in the assumed Warrant.

                                 ARTICLE VI.

                          TERMINATION AND AMENDMENT

          Section 6.1. At any time prior to the effective time, this Agreement may be amended by the Boards of Directors of Merger Sub and NCI to the extent permitted by the laws of the State of Delaware, notwithstanding favorable action on the Merger by the stockholders of either or both of Merger Sub or NCI.

          Section 6.2. At any time prior to the effective time, this Agreement may be terminated and abandoned by the Board of Directors of either Merger Sub or NCI, notwithstanding favorable action on the Merger by the stockholders of either or both of Merger Sub or NCI.

                                ARTICLE VII.

              REPRESENTATIONS AND WARRANTIES OF HOLDING COMPANY

          The Holding Company hereby represents and warrants to NCI and its stockholders as follows:

          Section 7.1. The Holding Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own or lease its properties and conduct its business as currently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The outstanding shares of capital stock of each of its subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, and are owned by the Holding Company free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in such subsidiaries are outstanding.

          Section 7.2. The Holding Company Capital Stock, when issued to the stockholders of NCI as provided herein, will be duly and validly issued, fully paid and nonassessable. The Holding Company has all requisite right, power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Holding Company, and the consummation by the Holding Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Holding Company and, no other proceedings are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Holding Company and constitutes the legal, valid and binding obligation of the Holding Company enforceable against the Holding Company in accordance with its terms. Except as set forth in the Fifth Amended and Restated Rights Agreement to be executed by NCI, the Holding Company and certain stockholders of the Holding Company immediately following the effective time, the issuance of the Holding Company Capital Stock in accordance with this Agreement are not and will not be subject to any preemptive rights, rights of first refusal or rights of participation that have not been properly waived or complied with.


          Section 7.3. The execution and delivery of this Agreement by the Holding Company does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation, modification or acceleration of any obligation under (i) any provision of the Amended Certificate of Incorporation and Amended and Restated Bylaws of the Holding Company or any subsidiary, (ii) any mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise or license to which the Company or any subsidiary or any of their respective properties or assets are subject, or
(iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any subsidiary or their respective properties or assets, except in the case of (ii) and (iii) for any of the foregoing that in the aggregate would not have a Material Adverse Effect.


                                ARTICLE VIII.

                                MISCELLANEOUS

          Section 8.1. In the event that this Agreement shall have been fully approved and adopted on behalf of Merger Sub and NCI in accordance with the provisions of the General Corporation Law of the State of Delaware, Merger Sub and NCI agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the Merger herein provided for.

          Section 8.2. The Board of Directors and the proper officers of Merger Sub and of NCI are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement or of the Merger herein provided for.

          Section 8.3. This Agreement has been duly approved by the Board of Directors of Merger Sub and by the Board of Directors of NCI.

          Section 8.4. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed by duly authorized officers this 22nd day of March, 1999.


                                NORTHPOINT MERGER SUB, INC.,
                                a Delaware corporation

                                By: /s/ Michael Malaga
                                ---------------------------
                                Michael Malaga,
                                President



                                NORTHPOINT COMMUNICATIONS, INC.,
                                a Delaware corporation

                                By: /s/ Michael Malaga
                                ----------------------------
                                Michael Malaga,
                                Chief Executive Officer



                                NORTHPOINT COMMUNICATIONS
                                HOLDINGS, INC.,
                                a Delaware corporation

                                By: /s/ Michael Malaga
                                ----------------------------
                                Michael Malaga,
                                Chief Executive Officer

                            CERTIFICATE OF SECRETARY
                                       OF
                        NORTHPOINT COMMUNICATIONS, INC.

     The undersigned, Steven Gorosh, hereby certifies that:

     1. I am the duly appointed and acting Secretary of NorthPoint Communications, Inc., a Delaware corporation (the "Corporation").

     2. The number of outstanding shares of the Corporation at March 22, 1999, the date of the approval and adoption of the Agreement and Plan of Merger to which this certificate is attached by written consent in lieu of a stockholder meeting, was (i) 11,162,113 shares of Common Stock, $.001 par value (the "Common Stock"); (ii) 16,450,721 shares of Series B Preferred Stock, $.001 par value (the "Series A Preferred Stock"); and (iii) 18,009,405 shares of Series C Preferred Stock, $.001 par value (the "Series C Preferred Stock").

     3. The principal terms of the Agreement and Plan of Merger to which this certificate is attached, have been duly approved by the Board of Directors of the Corporation, was then submitted to the stockholders of the Corporation for approval and adoption by written consent in lieu of a stockholder meeting, and stockholders of the Corporation, holding a number of outstanding shares of each class equaling or exceeding the vote required in accordance with Delaware General Corporation Law, adopted and approved the Agreement and Plan of Merger by executing and delivering a written consent dated March 1, 1999.

     4. The percentage vote required of the outstanding shares was (i) more than 50% of the outstanding shares of Common Stock, voting as a single class;
(ii) more than 50% of the outstanding shares of Series B Preferred Stock, voting as a single class; and (iii) more than 66-2/3% of the outstanding shares of Series C Preferred Stock, voting as a single class, which taken together as a whole constitute the approval of the holders of a majority of the outstanding stock of the Corporation entitled to vote on the Agreement and Plan of Merger.

     I further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this certificate are true and correct and of my own knowledge.

Dated:  March 22, 1999.


                                   /s/ Steven Gorosh
                                   --------------------------
                                   Steven Gorosh,
                                   Secretary of NorthPoint Communications, Inc.

                          CERTIFICATE OF SECRETARY
                                     OF
                         NORTHPOINT MERGER SUB, INC.

     The undersigned, Steven Gorosh, hereby certifies that:

     1. I am the duly appointed and acting Secretary of NorthPoint Merger Sub, Inc., a Delaware corporation (the "Corporation").

     2. The number of outstanding shares of the Corporation at March 22, 1999, the date of the approval and adoption of the Agreement and Plan of Merger to which this certificate is attached by written consent in lieu of a stockholder meeting, was 100 shares of Common Stock, $.01 par value (the "Common Stock").

     3. The principal terms of the Agreement and Plan of Merger to which this certificate is attached, have been duly approved by the Board of Directors of the Corporation, was then submitted to the sole stockholder of the Corporation for approval and adoption by written consent in lieu of a stockholder meeting, and sole stockholder of the Corporation, holding all of the outstanding shares of the Corporation, adopted and approved the Agreement and Plan of Merger by executing and delivering a written consent dated March 22, 1999.

     I further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this certificate are true and correct and of my own knowledge.

Dated:  March 22, 1999.


                                /s/ Steven Gorosh
                                ------------------------
                                Steven Gorosh,
                                Secretary of NorthPoint Merger Sub, Inc.

                                      2